MERRILL LYNCH SHORT-TERM U.S. GOVERNMENT FUND, INC.

Supplement dated September 14, 2006 to the
Prospectus dated September 26, 2005

Effective October 2, 2006, Class A1, Class B, Class B1, Class C and Class C1 shares of Merrill Lynch Short-Term U.S. Government Fund, Inc. will no longer be available for purchase except through dividend reinvestment in connection with existing holdings in those share classes or through certain authorized qualified employee benefit plans.

Code # 13937-0905STK